JOINT FILING AGREEMENT


         In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock no par value per share, of Americana Distribution, Inc. (f/k/a/ Americana Publishing, Inc.) a Colorado corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of August 4, 2006.


                                            REPORTING PERSONS:


                                            CORNELL CAPITAL PARTNERS, LP

                                            By:      Yorkville Advisors, LLC
                                            Its:     General Partner

                                            By: /s/ Mark Angelo
                                               --------------------------------
                                            Name:    Mark Angelo
                                            Its:     Portfolio Manager

                                            MONTGOMERY EQUITY
                                            PARTNERS, LTD

                                            By:   /s/ Mark Angelo
                                                  -----------------------------
                                            Name:    Mark Angelo
                                            Its:     Portfolio Manager

                                            YORKVILLE ADVISORS, LLC

                                            By: /s/ Mark Angelo
                                               --------------------------------
                                            Name:    Mark Angelo
                                            Its:     Portfolio Manager

                                            /s/ Mark Angelo
                                            ------------------------------------
                                            MARK ANGELO